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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant[X]

Filed by a Party other than the Registrant[ ]

Check the appropriate box:

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[ ]Preliminary Proxy Statement
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[ ]Confidential, For Use of the Commission Only (as permitted by Rule 14a6(e)(2))

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[X]Definitive Proxy Statement
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[ ]Definitive Additional Materials

[ ]Soliciting Material Pursuant to Rule 240.14a12

T. Rowe Price Balanced Fund, Inc. 033-38791/811-6275
T. Rowe Price Blue Chip Growth Fund, Inc. 033-49581/811-7059
T. Rowe Price California Tax-Free Income Trust 033-08093/811-4525
T. Rowe Price Capital Appreciation Fund 033-05646/811-4519
T. Rowe Price Capital Opportunity Fund, Inc. 033-56015/811-07225
T. Rowe Price Corporate Income Fund, Inc. 033-62275/811-07353
T. Rowe Price Developing Technologies Fund, Inc. 333-40558/811-10003
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. 333-109958/811-21454
T. Rowe Price Diversified Small-Cap Growth Fund, Inc. 333-26323/811-08203
T. Rowe Price Dividend Growth Fund, Inc. 033-49187/811-7055
T. Rowe Price Equity Income Fund 033-00070/811-4400
T. Rowe Price Equity Series, Inc. 033-52161/811-07143
T. Rowe Price Financial Services Fund, Inc. 333-09551/811-07749
T. Rowe Price Fixed Income Series, Inc. 033-52749/811-07153
T. Rowe Price Global Technology Fund, Inc. 333-40086/811-09995
T. Rowe Price GNMA Fund 033-01041/811-4441
T. Rowe Price Growth & Income Fund, Inc. 002-79190/811-3566
T. Rowe Price Growth Stock Fund, Inc. 002-10780/811-579
T. Rowe Price Health Sciences Fund, Inc. 033-63759/811-07381
T. Rowe Price High Yield Fund, Inc. 002-93707/811-4119
T. Rowe Price Index Trust, Inc. 033-32859/811-5986
T. Rowe Price Inflation Protected Bond Fund, Inc. 333-99241/811-21185
T. Rowe Price Institutional Equity Funds, Inc. 333-04753/811-07639
T. Rowe Price Institutional Income Funds, Inc. 333-84634/811-21055
T. Rowe Price Institutional International Funds, Inc. 033-29697/811-5833
T. Rowe Price International Funds, Inc. 002-65539/811-2958
T. Rowe Price International Index Fund, Inc. 333-44964/811-10063
T. Rowe Price International Series, Inc. 033-52171/811-07145
T. Rowe Price Media & Telecommunications Fund, Inc. 333-27963/811-07075
T. Rowe Price Mid-Cap Growth Fund, Inc. 033-47806/811-6665
T. Rowe Price Mid-Cap Value Fund, Inc. 333-02993/811-07605
T. Rowe Price New America Growth Fund 002-99122/811-4358
T. Rowe Price New Era Fund, Inc. 002-29866/811-1710

T. Rowe Price New Horizons Fund, Inc. 002-18099/811-958
T. Rowe Price New Income Fund, Inc. 002-48848/811-2396
T. Rowe Price Personal Strategy Funds, Inc. 033-53675/811-07173
T. Rowe Price Prime Reserve Fund, Inc. 002-54926/811-2603
T. Rowe Price Real Estate Fund, Inc. 333-36137/811-08371
T. Rowe Price Reserve Investment Funds, Inc. 811-08279
T. Rowe Price Retirement Funds, Inc. 333-92380/811-21149
T. Rowe Price Science & Technology Fund, Inc. 033-16567/811-5299
T. Rowe Price Short-Term Bond Fund, Inc. 002-87568/811-3894
T. Rowe Price Small-Cap Stock Fund, Inc. 002-12171/811-696
T. Rowe Price Small-Cap Value Fund, Inc. 002-43237/811-2215
T. Rowe Price Spectrum Fund, Inc. 033-10992/811-4998
T. Rowe Price State Tax-Free Income Trust 033-06533/811-4521
T. Rowe Price Summit Funds, Inc. 033-50319/811-7093
T. Rowe Price Summit Municipal Funds, Inc. 033-50321/811-7095
T. Rowe Price Tax-Efficient Funds, Inc. 333-26441-811-08207
T. Rowe Price Tax-Exempt Money Fund, Inc. 002-67029/811-3055
T. Rowe Price Tax-Free High Yield Fund, Inc. 002-94641/811-4163
T. Rowe Price Tax-Free Income Fund, Inc. 002-57265/811-2684
T. Rowe Price Tax-Free Intermediate Bond Fund, Inc. 033-49117/811-7051
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. 002-87059/811-3872
T. Rowe Price U.S. Bond Index Fund, Inc. 333-45018/811-10093
T. Rowe Price U.S. Treasury Funds, Inc. 033-30531/811-5860
T. Rowe Price Value Fund, Inc. 033-54963/811-07209

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[ ]Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 011.

1)Title of each class of securities to which transaction applies:

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2)Aggregate number of securities to which transaction applies:

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3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)Proposed maximum aggregate value of transaction:

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5)Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)Amount previously paid:

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2)Form, Schedule or Registration Statement No.:

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3)Filing Party:

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4)Date Filed:

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